UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 29, 2026

VISTANCE NETWORKS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36146	27-4332098
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2601 Telecom Parkway

Richardson, Texas 75082

(Address of principal executive offices)

Registrant’s telephone number, including area code: (972) 952-9700

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.01 per share	VISN	The NASDAQ Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

Purchase Agreement

On April 29, 2026, Vistance Networks, Inc., a Delaware corporation (the “Company”) and Belden Inc., a Delaware corporation (“Belden”), entered into a Purchase Agreement (the “Purchase Agreement”), pursuant to which Belden has agreed to purchase, and the Company has agreed to sell, the Company’s RUCKUS reporting segment (the “Business”) in exchange for $1.846 billion in cash, on a cash-free, debt-free basis (subject to certain other customary adjustments) (the “Transaction”).

The closing of the Transaction (the “Closing”) will take place on the final business day of the calendar month immediately following the date that is the later of the third business day following the satisfaction or waiver of the closing conditions (described under “Conditions to the Transaction” below) and 30 days following the date on which the Company delivers certain specified carveout financial statements. The Closing is expected to occur in the second half of 2026.

Conditions to the Transaction

The consummation of the Transaction is subject to various closing conditions, including, among other things:

•	with respect to each party’s obligation to close:

o	the absence of any injunction or other law that prohibits consummation of the Transaction;

o	the expiration of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and receipt of certain other necessary government consents;

•	with respect to the Company’s obligation to close:

o	the accuracy of the representations and warranties of Belden, subject to specified materiality standards;

o	compliance, in all material respects, with the covenants to be performed by Belden contained in the Purchase Agreement;

•	with respect to Belden’s obligation to close:

o	the accuracy of the representations and warranties of the Company, subject to certain specified materiality standards;

o	compliance, in all material respects, with the covenants to be performed by the Company contained in the Purchase Agreement;

o	the completion of the restructuring of the Company to effect the separation of the Business from the Company’s other businesses in all material respects;

o

the absence of any development, change, state of facts, condition, circumstance, occurrence, event or effect that, individually or in the aggregate, have had a “material adverse effect” with respect to the Business;

o

the delivery of lien and guarantee releases with respect to the Company’s existing credit facility demonstrating that liens in respect of the Business have been released at or prior to the Closing; and

o	the delivery of specified carve-out financial statements.

Employee Matters

Belden has agreed to provide to employees of the Business continued employment (or an offer of employment) that will include (i) aggregate total target cash compensation not less than that in effect prior to the Closing for 12 months following Closing, (ii) severance benefits consistent with the Company’s or its applicable subsidiaries’ existing severance benefits for 12 months following Closing and (iii) other employee benefits that are substantially comparable in the aggregate to the other such employee benefits provided to similarly situated employees of the applicable Belden entity for the calendar year in which Closing occurs (other than defined pension benefits and any equity compensation incentives).

Termination Rights

The Purchase Agreement may be terminated at any time prior to consummation of the Transaction for customary reasons, including if the Transaction has not occurred within 9 months (though this 9-month “Outside Date” will be extended for an additional 3 months if the Closing cannot occur solely as a result of the lack of certain regulatory approvals).

Other Terms of the Transaction

The Purchase Agreement contains customary representations, warranties and covenants for similar transactions that are subject, in some cases, to specified exceptions and qualifications contained in the Purchase Agreement. Certain fundamental representations and warranties will survive for 36 months following Closing. All other representations and warranties expire at the Closing and the sole remedy of Belden for a breach by the Company of such representations and warranties (other than fraud) will be the proceeds of any representation and warranty insurance which may be secured and paid for by Belden. The covenants include, among others, the following: (i) the Company is obligated to use commercially reasonable efforts to operate the Business in the ordinary course of business consistent with past practice in all material respects between the execution of the Purchase Agreement and Closing, (ii) the Company agrees to use commercially reasonable efforts to preserve intact the Business and maintain existing relations and goodwill with parties including customers, suppliers and employees between the execution of the Purchase Agreement and Closing, (iii) the Company agrees not to engage in certain activities with respect to the Business between the execution of the Purchase Agreement and Closing, except with the written consent of Belden (not to be unreasonably withheld, conditioned or delayed), (iv) the Company agrees, under the terms specified in the Purchase Agreement, not to compete with the Business, or hold any ownership interest in any person who engages in a business that competes with the Business (subject to certain exceptions, including with respect to the Company’s retained businesses), for a period of three years after the Closing, and (v) the Company agrees not to solicit for hire or hire certain Business employees for a three-year period following the Closing (subject to customary exceptions). Belden has agreed to take certain actions with regard to the non-solicitation of Company employees.

Each of the parties is required to use their respective reasonable best efforts to consummate the Transaction, including making required regulatory filings and obtaining related governmental consents. Belden will control, lead and direct the strategy for obtaining such approvals and all material interactions with governmental authorities, including determining the timing and approach to regulatory filings, responding to investigations or information requests, and deciding whether to contest or litigate any regulatory action. In connection therewith, Belden has agreed to take any actions necessary to secure required approvals, including agreeing to divestitures, contractual modifications, operational restrictions, or other remedies relating solely to the Business, so long any such actions are conditioned on the closing of the Transaction.

The Company has agreed to indemnify Belden for losses arising from breaches of the Company’s covenants contained in the Purchase Agreement, breaches of certain “fundamental representations,” certain liabilities excluded from the Transaction and pre-closing taxes in respect of the Business. Belden has agreed to indemnify the Company for losses arising from breaches of Belden’s covenants contained in the Purchase Agreement, certain guarantees and liabilities transferred to Belden in connection with the Transaction. Belden has also agreed to pay when due any post-closing taxes of the Business for which the Company could have liability.

Simultaneous with the closing of the Transaction, the parties will enter into certain ancillary agreements including an Intellectual Property Matters Agreement and a Transition Services Agreement covering certain customary services for a limited period of time following the Closing. The Intellectual Property Matters Agreement is described in more detail below.

The foregoing description of the Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Purchase Agreement, which is filed herewith as Exhibit 2.1 and is incorporated herein by reference.

The Purchase Agreement has been included to provide investors with information regarding its terms. It is not intended to provide any other factual information about the Company, Belden or the Business. The representations and warranties contained in the Purchase Agreement were made only for purposes of the Purchase

Agreement as of the specific dates therein, were solely for the benefit of the parties to the Purchase Agreement, may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Purchase Agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Investors are not third-party beneficiaries under the Purchase Agreement and should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the parties thereto or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of representations and warranties may change after the date of the Purchase Agreement, which subsequent information may or may not be fully reflected in the Company’s or Belden’s public disclosures.

Intellectual Property Matters Agreement

In connection with the Transaction, Belden will acquire ownership of certain intellectual property rights primarily used or held for primary use in the Business. In addition, the parties have agreed to enter into an Intellectual Property Matters Agreement at Closing. Pursuant to the terms of the Intellectual Property Matters Agreement, the Company will assign to Belden those certain intellectual property rights primarily used or held for primary use in the Business. The Company will also license to Belden certain intellectual property rights used in the Business on a non-exclusive basis. Belden will license back to the Company and its subsidiaries, on a non-exclusive basis, certain assigned intellectual property for use by the Company in the field of the Company’s retained business.

Item 9.01	Financial Statements and Exhibits.

Exhibit No.	Description

2.1	Purchase Agreement, dated April 29, 2026, by and between Vistance Networks, Inc. and Belden Inc.*

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*	This filing excludes schedules and exhibits pursuant to Item 601(a)(5) of Regulation S-K, which the registrant agrees to furnish supplementally to the SEC upon request by the SEC.

Forward Looking Statements

This communication includes certain statements that constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which reflect our current views with respect to future events and financial performance. These forward-looking statements include all statements that are not historical facts, and are generally identified by their use of such terms and phrases as “intend,” “goal,” “estimate,” “expect,” “project,” “projections,” “plans,” “potential,” “anticipate,” “should,” “could,” “designed to,” “foreseeable future,” “believe,” “think,” “scheduled,” “outlook,” “target,” “guidance” and similar expressions, although not all forward-looking statements contain such terms. This list of indicative terms and phrases is not intended to be all-inclusive.

These forward-looking statements are subject to various risks and uncertainties, many of which are outside our control, including, without limitation, the occurrence of any event, change or other circumstances that could give rise to the termination of the purchase agreement for the RUCKUS transaction; the inability to complete the proposed transaction due to the failure to satisfy any of the conditions to completion of the proposed transaction, including that a governmental entity may prohibit, delay or refuse to grant approval for the consummation of the transaction; risks related to disruption of management’s attention from the Company’s ongoing business operations due to the transaction; the effect of the announcement of the proposed transaction on the Company’s relationships, operating results and business generally; the risk that the proposed transaction will not be consummated in a timely manner; exceeding the expected costs of the transaction; our dependence on customers’ capital spending on data, communication and entertainment equipment, which could be negatively impacted by a regional or global economic downturn, among other factors; the potential impact of higher than normal inflation; concentration of sales among a limited number of customers and channel partners; risks associated with our sales through channel partners; changes to the regulatory environment in which we and our customers operate; changes in technology; industry competition and the ability to retain customers through product innovation, introduction, and marketing; changes in cost and availability of key raw materials, components and commodities and the potential effect on customer pricing and timing of delivery of products to customers; risks related to our ability to implement price increases on our products and services; risks associated with our dependence on a limited number of key suppliers for certain raw materials and components; risks related to the successful execution of cost saving initiatives; potential difficulties in realigning global manufacturing capacity and capabilities among our global manufacturing facility or those of our contract manufacturers that may affect our ability to meet customer demands for products; possible future restructuring actions; the risk that our manufacturing operations, including our contract manufacturers on which we rely, encounter capacity, production, quality, financial or other difficulties causing difficulty in meeting customer demands; our ability to incur indebtedness at acceptable interest rates or at all; our ability to generate cash to service any future indebtedness; the ability to recognize the expected benefits of the proposed transaction and prior sales transactions, including the expected financial performance of Vistance following the proposed transaction and prior sales transactions; the effect of the proposed transaction and prior sales transactions on the ability of Vistance to retain and hire key personnel and maintain relationships with its key business partners and customers, and others with whom it does business, or on its operating results and businesses generally; the response of Vistance’s competitors, creditors and other stakeholders to the proposed transaction and prior sales transactions; potential litigation relating to the proposed transaction and prior sales transactions; our ability to integrate and fully realize anticipated benefits from prior or future divestitures, acquisitions or equity investments; possible future additional impairment charges for fixed or intangible assets, including goodwill; our ability to attract and retain qualified key employees; labor unrest; product quality or performance issues, including those associated with our suppliers or contract manufacturers, and associated warranty claims; our ability to maintain effective management information technology systems and to successfully implement major systems initiatives; cyber-security incidents, including data security breaches, ransomware or computer viruses; the use of open standards; the long-term impact of climate change; significant international operations exposing us to economic risks like variability in foreign exchange rates and inflation, as well as political and other risks, including the impact of wars, regional conflicts and terrorism; our ability to comply with governmental anti-corruption laws and regulations worldwide; the impact of export and import controls and sanctions worldwide on our supply chain and ability to compete in international markets; changes in the laws and policies in the United States affecting trade, including the risk and uncertainty related to tariffs or potential trade wars and potential changes to laws and policies, that may impact our products and costs; the costs of protecting or defending intellectual property; costs and challenges of compliance with domestic and foreign social and environmental laws; the impact of litigation and similar regulatory proceedings in which we are involved or may become involved, including the costs of such litigation; the scope, duration and impact of disease outbreaks and pandemics, such as COVID-19, on our business, including employees, sites, operations, customers, supply chain logistics and the global economy; our stock price volatility; income tax rate variability and ability to recover amounts recorded as deferred tax assets; and other factors beyond our control.

These and other factors are discussed in greater detail under the heading “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in our Annual Report on Form 10-K for the year ended December 31, 2025 and may be updated from time to time in our annual reports, quarterly reports, current reports and other filings we make with the Securities and Exchange Commission. Although the information contained in this press release represents our best judgment as of the date of this release based on information currently available and reasonable assumptions, we can give no assurance that the expectations will be attained or that any deviation will not be material. Given these uncertainties, we caution you not to place undue reliance on these forward-looking statements, which speak only as of the date made. We are not undertaking any duty or obligation to update this information to reflect developments or information obtained after the date of this press release, except to the extent required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 5, 2026	VISTANCE NETWORKS, INC.

	By:	/s/ Kyle D. Lorentzen
Kyle D. Lorentzen
Executive Vice President and Chief Financial Officer